UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2026 (September 11, 2026)

Banzai International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250 Bainbridge Island, Washington	98110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 414-1777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PARA	The Nasdaq Capital Market

Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $115,000.00	PARAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The registrant is filing this amendment to disclose revised terms to a previous filed agreement.

Item 1.01. Entry into a Material Definitive Agreement.

On September 11, 2026, Banzai International, Inc. (the “Company”) filed the initial Current Report on Form 8-K (the “Initial 8-K”) to disclose that it entered into that certain Securities Purchase Agreement (the “Purchase Agreement”) with an accredited investor (the “Purchaser”), dated as of September 4, 2026. Pursuant to the Purchase Agreement, the Company agreed to issue and sell to the Purchaser, in a private placement (the “Private Placement”), (i) a convertible promissory note (the “Note”) in an initial principal amount of $2,142,857.14, subject to increase up to $3,571,428.57 in aggregate principal amount, and (ii) a warrant (the “Common Warrant”) to purchase up to 779,221 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), with additional Common Warrants to purchase up to 519,480 additional shares of Common Stock issuable in connection with subsequent tranche fundings. The Private Placement was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. Aegis Capital Corp. (“Aegis” or the “Placement Agent”) acted as the exclusive placement agent for the Private Placement.

Since the Initial 8-K, the Company and Purchaser have revised some of the terms of the Purchase Agreement and related instruments. Most notably, the revised terms dictate that the threshold amount for cross defaults under the Purchase Agreement shall be set at $250,000. Additionally, the Purchaser now has a 25% participation right in the Company’s future financings, with some noted exceptions, until the later of September 18, 2027 and the date that Aegis ceases to act as the Company’s investment bank. The parties also agreed to revise the $500,000 Tranche 2 funding into two separate fundings of $190,000 and $310,000, rather than one lump sum payment.

The foregoing description of the revised terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Convertible Promissory Note, dated September 4, 2026, issued by Banzai International, Inc. to Evergreen Capital Management LLC. (incorporated by reference to the Current Report on Form 8-K filed on September 11, 2026)
4.2	Common Stock Purchase Warrant, dated September 4, 2026, issued by Banzai International, Inc. to Evergreen Capital Management LLC. (incorporated by reference to the Current Report on Form 8-K filed on September 11, 2026)
10.1	Securities Purchase Agreement, dated September 4, 2026, by and between Banzai International, Inc. and Evergreen Capital Management LLC. (incorporated by reference to the Current Report on Form 8-K filed on September 11, 2026)
10.2	Form of Lock-Up Agreement. (incorporated by reference to the Current Report on Form 8-K filed on September 11, 2026)
10.3	Letter Agreement dated September 18, 2026 between the Company and Evergreen Capital Management LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2026

BANZAI INTERNATIONAL, INC.

By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer